3rd Quarter 2015 Financial Results Presentation November 4, 2015

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and their subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws. Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes. Use of Non-GAAP Financial Measures The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results for the three and nine months ended September 30, 2015. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s financial performance.

Chairman’s Comments "A challenging market environment contributed to a generally slow quarter for investment banking services and fixed income trading, which negatively impacted our results. Our recent acquisitions mitigated the revenue decline in our legacy businesses and also added to our operating expenses. As a result, compared to the 2nd quarter of 2015, revenues declined by $6.1 million while non-compensation operating expenses increased $13.0 million, resulting in a decline in pre-tax operating margin from 15.5% to 12.2%.   In the quarter, Stifel continued to build a premier balanced wealth management and institutional services company. Our operating model provides us tremendous leverage to invest in the future while at the same time providing shareholders a strong return. We are well positioned to take advantage of opportunities as they arrive and offer our clients excellent advice and services. We expect the Barclays transaction, announced on June 8, 2015, to close on December 4, 2015. We are excited to welcome these highly talented associates to Stifel."

Market Overview Note: Volumes are in million $, except trading volumes which are in million shares. Source: Dealogic, SIFMA, Bloomberg, Strategic Insight Simfund and KBW Research.

Financial Results

Stifel Financial Corp. Results Three months ended September 30, 2015 Adjustments consist primarily of acquisition related expenses, which management believes are duplicative and will be eliminated, stock-based compensation and other expenses which in managements view are not representative of ongoing business. Results presented for the three months ended September 30, 2014 and June 30, 2015 are non-GAAP. _________________________________________________________ (1) (2) (2)

Non-GAAP Legacy vs. New Businesses - Summary New Businesses Contributed $36.7 million to Total Net Revenues in 3Q15 vs. 2Q15 Note: New Businesses include Oriel Securities, Sterne Agee, Merchant Capital, new Private Client branches, and 1919 Investment Counsel.

Noteworthy Items September 30, 2015 Non-GAAP net revenues decreased $6.1 million from June 30, 2015 Challenging market environment: Legacy business down 8% ($42.8 million) New Businesses added $36.7 million Additional net revenue items Net revenues include Stifel Bank $14.7 million gain on sale of Acacia loans. Net revenues include a mark-to-market loss on an investment of $7.4 million  Non-compensation operating expenses New business: $9.3 million more than prior quarter New GWM business added $5.1 million, primarily related to Sterne Agee New FICM business added $4.2 million, primarily related to Sterne Agee Legacy business: $3.8 million more than the prior quarter Building infrastructure for growth (IT, Compliance, Enterprise Risk Management, Audit, and Operations) Stifel Bank increased $2.1 million due to provision for loan losses Taxes FIN 48 adjustment: $4.1 million Share repurchase Opportunistically repurchased 1.8 million shares at an average price of $44.66 per share (1.5 million repurchased during the quarter) Authorized an incremental 5.0 million shares for repurchase bringing the total authorized buyback up to 6.8 million shares

Note: In millions, except diluted EPS and share data. Q3 2015 Non-GAAP Results vs. Estimates

Stifel Financial Corp. Results Nine months ended September 30, 2015 Adjustments consist primarily of acquisition related expenses, which management believes are duplicative and will be eliminated, stock-based compensation and other expenses which in managements view are not representative of ongoing business. Results presented for the nine months ended September 30, 2014 are non-GAAP. _________________________________________________________ (1) (2)

Source of Revenues

Brokerage & Investment Banking Revenues

Non-GAAP Non-Interest Expenses Three months ended September 30, 2015 _________________________________________________________ Excludes adjustments for duplicative items associated with the integration of acquired businesses (merger-related expenses). Transition pay includes amortization of retention awards, signing bonuses, and upfront notes.

Non-GAAP Non-Interest Expenses Nine months ended September 30, 2015 _________________________________________________________ Excludes adjustments for duplicative items associated with the integration of acquired businesses (merger-related expenses). Transition pay includes amortization of retention awards, signing bonuses, and upfront notes.

Non-GAAP Segment Comparison Excludes the other segment. _________________________________________________________

Global Wealth Management

Stifel Bank & Trust (an operating unit of GWM) Note: Actual amounts presented above are as of period-end and yields are based off of quarter-to-date averages. Investment securities includes available-for-sale and held-to-maturity securities. Includes loans held for sale. Figures include intercompany balances. _________________________________________________________ Stifel Bank & Trust (Unaudited) Key Statistical Information Three Months Ended 3/31/13 % Change % Change (in 000s, except percentages) Net revenues $ 23,879 16,018 49.076039455612438 22,551 5.8888741075783777 Income before income taxes 17,236 11,403 51.153205296851702 15,977 7.8800776115666267 As of 9/30/15 As of 9/30/14 As of 6/30/15 % Change Actual ($) Yield (%) Actual ($) Yield (%) Actual ($) Yield (%) Q315 v Q314 Q315 v Q215 Assets Cash $22,173 0.26 $,142,444 0.39 $,116,387 0.19 -84.433882789025859 -80.948903228023752 Investment securities (1) 1,749,590 2.2999999999999998 2,720,860 2.39 1,907,282 2.2599999999999998 -35.697169277360835 -8.2678911665920403 Bank loans (2) 2,706,074 2.99 1,988,076 4.82 2,626,508 3.11 36.115218935292212 3.0293454274649081 Total interest earning assets 4,477,837 2.68 4,851,380 2.73 4,650,177 2.68 -7.6997266757087681 -3.7060954884082906 Other assets (non-interest earning) ,141,256 ,125,814 ,136,071 12.273673835980098 3.8105106892725122 Total assets $4,619,093 $4,977,194 $4,786,248 -7.1948370909391919 -3.4924015638136594 Liabilities Deposits $4,116,814 0.16 $4,552,522 0.15 $4,313,940 0.17 -9.5706951004300471 -4.5695118615465216 Other liabilities (non-interest bearing) ,145,382 18,728 58,553 676.28150363092686 148.29129165029974 Total liabilites $4,262,196 $4,571,250 $4,372,493 -6.760820344544709 -2.5225197616096815 Net interest margin 2.5299999999999998 3.1 2.52 Allowance for loan losses $27,707 $18,996 $23,923 45.857022531059172 15.817414203904193 Allowance as a percentage of loans 1.1299999999999999% 1.18% 0.98 % Non-performing loans $3,907 $1,042 274.95201535508636 $1,042 274.95201535508636 Other non-performing assets 0 173 -,100 173 0 Non-performing assets $3,907 $1,215 221.56378600823047 $1,215 221.56378600823047 Non-performing assets as a percentage of total assets 0.03% 7.0000000000000007E-2% 0.13 % Stifel Bank & Trust (Unaudited) Key Statistical Information Three Months Ended 3/31/13 % Change % Change (in 000s, except percentages) Net revenues $ 23,879 16,018 49.076039455612438 22,551 5.8888741075783777 Income before income taxes 17,236 11,403 51.153205296851702 15,977 7.8800776115666267 As of 9/30/15 As of 9/30/14 As of 6/30/15 % Change Actual ($) Yield (%) Actual ($) Yield (%) Actual ($) Yield (%) Q315 v Q314 Q315 v Q215 Assets Cash $22,173 0.26 $,142,444 0.39 $,116,387 0.19 -84.433882789025859 -80.948903228023752 Investment securities (1) 1,749,590 2.2999999999999998 2,720,860 2.39 1,907,282 2.2599999999999998 -35.697169277360835 -8.2678911665920403 Bank loans (2) 2,706,074 2.99 1,988,076 4.82 2,626,508 3.11 36.115218935292212 3.0293454274649081 Total interest earning assets 4,477,837 2.68 4,851,380 2.73 4,650,177 2.68 -7.6997266757087681 -3.7060954884082906 Other assets (non-interest earning) ,141,256 ,125,814 ,136,071 12.273673835980098 3.8105106892725122 Total assets $4,619,093 $4,977,194 $4,786,248 -7.1948370909391919 -3.4924015638136594 Liabilities Deposits $4,116,814 0.16 $4,552,522 0.15 $4,313,940 0.17 -9.5706951004300471 -4.5695118615465216 Other liabilities (non-interest bearing) ,145,382 18,728 58,553 676.28150363092686 148.29129165029974 Total liabilites $4,262,196 $4,571,250 $4,372,493 -6.760820344544709 -2.5225197616096815 Net interest margin 2.5299999999999998 3.1 2.52 Allowance for loan losses $27,707 $18,996 $23,923 45.857022531059172 15.817414203904193 Allowance as a percentage of loans 1.1299999999999999% 1.18% 0.98 % Non-performing loans $3,907 $1,042 274.95201535508636 $1,042 274.95201535508636 Other non-performing assets 0 173 -,100 173 0 Non-performing assets $3,907 $1,215 221.56378600823047 $1,215 221.56378600823047 Non-performing assets as a percentage of total assets 0.03% 7.0000000000000007E-2% 0.13%

Institutional Group

Acquisition Updates

Sterne Agee Integration Update Fixed Income integration complete Private Client conversion and integration complete Trust Company integration and Asset Management migration to 1919 Investment Counsel well under way Successful cross selling with other Stifel divisions Issued 1.4 million shares of Stifel common stock Highlights

Barclays Update October 30, 2015 Balance Sheet Advisors & AUM Pre-tax Margins Approximately $1.2 billion of on-balance sheet assets Approximately $900 million of client loans held through Barclays clearing firm Approximately $2.0 billion of client cash Revenue¹ $210 - $230 million Shares Issued Approximately 1.3 million (net of taxes) 20% - 25%, after amortization of retention Approximately $40 - $60 million 95 - 105 advisors $25B in AUM Closing December 4, 2015 Based on April 2015 trailing twelve month production.

Non-GAAP Deal Integration Costs _________________________________________________________ Assumes an effective income tax rate of 40.0%.

Financial Condition

Capital Structure (in thousands, except ratios) _________________________________________________________ Debt to equity ratio includes the debentures to Stifel Financial Capital Trusts and Senior Notes divided by stockholders’equity.

Other Financial Data _________________________________________________________ Includes 755, 139, and 736 independent contractors as of September 30, 2015, September 30, 2014, and June 30, 2015, respectively. Excludes independent contractors. (1) (2)

Financial Performance Trends

Key Financial Targets Stifel is Positioned to Significantly Benefit From 3 Key Factors Integrating Acquisitions: Sterne Agee and Barclays Optimizing Current Capital Base, and Poised for Revenue Growth in a Rising Interest Rate Environment Note: Targets noted above are based on Non-GAAP results.

Growth Drivers

Optimizing Capital Through Growth ($ in millions) Pause 43% CAGR Stifel has resumed growth and has the potential to further leverage existing capital base Note: (1) Total asset growth expected to occur by 12-31-15 is comprised of approximately $2 billion from the Barclays transaction and $1 billion of organic growth. (2) This represents the potential growth that could occur by leveraging the balance sheet to a 17.5% Tier 1 Risk Based Capital ratio . (1) (2)

Impact of a Rising Interest Rate Environment Projected Increase in Annual Pre-Tax Earnings from a 100 BPS Rise in Short-Term Rates ($ millions; as of September 30, 2015) Key Assumptions: Based on static balances as of September 30, 2015 and an instantaneous change in short-term rates. Ultimately, the amount earned by clients and kept by the firm will be based on market/competitive pricing, etc. The firm is expected to retain 40 bps of the first 100 bps increase on Stifel and Barclays deposits and pass the remaining 60 bps to clients Barclays loan and client cash balances estimated as of September 2015.

Operating Model Potential Stifel is Positioned to Significantly Benefit From 3 Key Factors Barclays + 4th Quarter Growth Fully Leveraged Growth¹ 100 bps Rate Increase Note: (1) This represents the potential growth that could occur by leveraging the balance sheet to a 17.5% Tier 1 Risk Based Capital ratio . Potential Incremental Earnings Annualized EPS $1.25 to $1.55 $0.35 to $0.45 $0.55 to $0.65 $0.35 to $0.45

Q&A